FIFTH THIRD BANK

June 26, 2023

Universal Technical Institute, Inc.
4225 E. Windrose Drive, Suite 200
Phoenix, Arizona 85032
Attn: Jerome Grant, Chief Executive Officer

Re: Consent under that certain Credit Agreement, dated as of November 18, 2022 (as heretofore amended, the "***Credit Agreement***"), by and among UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation (the "***Borrower***"), the Loan Parties party thereto, and FIFTH THIRD BANK, NATIONAL ASSOCIATION, as Lender (in such capacities, the "***Lender***").

Ladies and Gentlemen:

Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Borrower has notified the Lender that it will not be able to (a) complete the transfer of its depository accounts, remittance accounts and custodial accounts within the period set forth in Section 4.8 of the Credit Agreement, or (b) deliver the deposit account control agreements with respect to each Deposit Account (other than Excluded Accounts) within the period set forth in Schedule 4.13 of the Credit Agreement, and has requested that the Lender extend the time period for compliance therewith to August 15, 2023 (the "***Requested Extension***").

Each Loan Party and Lender also desire to amend and restate Section 6.5 of the Credit Agreement in its entirety with the following (the "***Amendment***"):

"6.5. Maximum Outstandings. Notwithstanding the other terms and conditions hereof, Borrower will not permit the Revolving Exposure to exceed $20,000,000 for a single thirty (30) consecutive day period, during the period commencing on the date of the Initial Draw and ending on December 31, 2024.

For purposes of determining satisfaction of any term or condition that requires compliance on a pro forma basis with the covenants set forth in Sections 6.1 and 6.2 prior to the date the Borrower delivers financial statements for the Fiscal Quarter ending December 31, 2022, compliance will be determined based on the most recently filed 10K or 10Q of the Borrower, and will assume that the financial covenant levels applicable on December 31, 2022 are applicable on the last day of the fiscal period covered by such 10-K or 10-Q filed with the SEC."

Subject to the terms and conditions hereof, the Lender and each Loan Party hereby consents to, acknowledges and agrees to the Requested Extension and the Amendment. Such consent and agreement is provided on one-time basis only and shall not modify or otherwise affect the Loan Parties' obligations to comply fully with the terms of the Loan Documents and each other duty, term, condition and covenant contained in the Loan Documents in the future. Nothing contained herein shall be deemed to constitute a modification of any other rights or remedies the Lender may have under any Loan Document or under applicable law. The Loan Parties

and Lender each acknowledge and agree that the provisions of the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect and are in all respects confirmed, approved and ratified.

To induce the Lender to execute this letter and provide the Requested Extension and Amendment, the Loan Parties' hereby represent and warrant to the Lender that, as of the date hereof, after giving effect to the Requested Extension and Amendment granted herein, (a) the representations or warranties contained in the Loan Documents are true and correct as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date (in which event such representations and warranties shall have been true and correct as of such earlier date), and (b) after giving effect to this letter, no Default or Event of Default has occurred and is continuing on the date hereof.

This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of this letter agreement by facsimile or other secure electronic format (.pdf) shall be effective as an original. This letter agreement shall be effective upon receipt by the Lender of counterparts of this letter agreement executed by the Borrower, the other parties indicated on the signature pages hereto, and the Lender.

[*signature pages follow*]

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

FIFTH THIRD BANK, NATIONAL ASSOCIATION
as Lender

By: ______________________________
Name: Jeff Thom
Title: Senior Vice President

ACCEPTED AND AGREED TO:

LOAN PARTIES:

UNIVERSAL TECHNICAL INSTITUTE, INC.,
as Borrower

By: ______________________________
Name: Jerome Grant
Title: Chief Executive Officer

COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

CONCORDE CAREER COLLEGES, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

CUSTOM TRAINING GROUP, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

HCP ED HOLDINGS, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

MICHIGAN INSTITUTE OF AERONAUTICS, INC.
d/b/a MIAT College of Technology,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

STUDENT FUNDING GROUP, LLC,
as a Guarantor

By: Universal Technical Institute, Inc.
Its Sole Member

By: ______________________________
Name: Jerome Grant
Title: Chief Executive Officer

U.T.I, OF ILLINOIS, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

UNITED HEALTH CAREERS INSTITUTE, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE NORTHEAST, LLC,
as a Guarantor

By: UTI Holdings Inc.
Its Sole Member

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF CALIFORNIA, INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF NORTH CAROLINA, INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN CALIFORNIA, INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN TEXAS, LLC,
as a Guarantor

By: Universal Technical Institute of Texas, Inc.
Its Sole Member

By: ______________________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF PENNSYLVANIA, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF PHOENIX, INC.,
as a Guarantor

By: ______________________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF SOUTHERN CALIFORNIA, LLC,
as a Guarantor

By: Universal Technical Institute of California, Inc.
Its Sole Member

By: ______________________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE OF TEXAS, INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UNIVERSAL TECHNICAL INSTITUTE VENTURES, LLC,
as a Guarantor

By: Universal Technical Institute, Inc.
Its Manager

By: ______________________
Name: Jerome Grant
Title: Chief Executive Officer

UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA, LLC,
as a Guarantor

By: Universal Technical Institute of Arizona, Inc.
Its Sole Member

By: ______________________
Name: Jerome Grant
Title: President

UTI HOLDINGS INC.,
as a Guarantor

By: ______________________
Name: Jerome Grant
Title: President

UTI SOUTH FLORIDA, LLC,
as a Guarantor

By: Universal Technical Institute of Arizona, Inc.
Its Sole Member

By: ______________________
Name: Jerome Grant
Title: President

UTI WEST TEXAS, LLC,
as a Guarantor

By: Universal Technical Institute of Texas, Inc.
Its Sole Member

By: ______________________
Name: Jerome Grant
Title: President